Exhibit 32.2

HERITAGE GLOBAL INC.

OFFICER’S CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Brian J. Cobb, duly appointed and incumbent officer of Heritage Global Inc., a Florida corporation (the “Corporation”), in connection with the Corporation’s Annual Report on Form 10-K/A for the annual period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.
The Report is in full compliance with reporting requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

February 7, 2024

/s/ Brian J. Cobb
Brian J. Cobb
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)